EXHIBIT 21

LIST OF SUBSIDIARIES

September 30,
NAME	STATE OF ORGANIZATION
351 Patrick Street, LLC	Maryland
403 & 405 Glenn Drive Manager, LLC	Virginia
403 & 405 Glenn Drive, LLC	Virginia
1200 17TH Street Lender, LLC	Delaware
1328 Cavalier, LLC	Virginia
1400 Cavalier, LLC	Delaware
1434 Crossways Boulevard I, LLC	Delaware
1434 Crossways Boulevard II, LLC	Delaware
1441 Crossways Boulevard, LLC	Delaware
4212 Techcourt, LLC	Virginia
6960 Aviation Blvd., Borrower, LLC	Delaware
6960 Aviation Blvd., Owner, LLC	Delaware
15395 John Marshall Highway, LLC	Delaware
ACP East Finance, LLC	Maryland
ACP East LLC	Maryland
Airpark Place Holdings, LLC	Delaware
Airpark Place, LLC	Delaware
AP Indian Creek, LLC	Delaware
Aquia One, LLC	Delaware
Aquia Two, LLC	Delaware
Bren Mar Holdings, LLC	Delaware
Bren Mar, LLC	Delaware
Columbia Holdings Associates LLC	Delaware
Crossways Associates LLC	Delaware
Crossways II LLC	Delaware
Crossways Land, LLC	Virginia
Enterprise Center I, LLC	Delaware
Enterprise Center Manager, LLC	Delaware
EON Group, LLC	Bermuda
EON Group, Ltd	Bermuda
First Potomac DC 500 Management LLC	Delaware
First Potomac DC Holdings, LLC	Delaware
First Potomac DC Management LLC	Delaware
First Potomac Management, LLC	Delaware
First Potomac Realty Investment Limited Partnership	Delaware
First Potomac Realty Trust	Maryland
First Potomac TRS Holdings, Inc.	Virginia
First Rumsey LLC	Delaware
FP 51 Louisiana Avenue, LLC	Delaware
FP 440 1st Street, LLC	Delaware
FP 500 & 600 HP Way, LLC	Virginia
FP 500 First Street REIT GP, LLC	Delaware
FP 500 First Street, LLC	Delaware
FP 535 Independence Parkway, LLC	Virginia
FP 601 Meadowville Rd, LLC	Virginia
FP 840 First Street, LLC	Delaware

September 30,
NAME	STATE OF ORGANIZATION
FP 840 First Street Holdings, LLC	Delaware
FP 950 F Street, LLC	Delaware
FP 1211 Connecticut Avenue, LLC	Delaware
FP 1408 Stephanie Way, LLC	Virginia
FP 2550 Ellsmere Avenue, LLC	Virginia
FP 2719 Dorr Avenue, LLC	Virginia
FP 6310 Hillside Center, LLC	Delaware
FP 6310 Hillside Center Borrower, LLC	Delaware
FP 6310 Hillside Center SPE Member, LLC	Delaware
FP 6315 Hillside Center, LLC	Delaware
FP 6315 Hillside Center Borrower, LLC	Delaware
FP 6315 Hillside Center SPE Member, LLC	Delaware
FP 6960 Aviation Blvd., LLC	Maryland
FP 7501 Whitepine Road, LLC	Virginia
FP-Perseus Lender, LLC	Delaware
FP Airpark AB, LLC	Virginia
FP Ammendale Commerce Center, LLC	Maryland
FP Ashburn, LLC	Virginia
FP Atlantic Corporate Park, LLC	Virginia
FP Aviation Holdings, LLC	Delaware
FP Campostella Road, LLC	Delaware
FP Candlewood Borrower, LLC	Maryland
FP Candlewood, LLC	Maryland
FP Chesterfield ABEF, LLC	Virginia
FP Chesterfield CDGH, LLC	Virginia
FP Cloverleaf Investor, LLC	Delaware
FP Cloverleaf, LLC	Maryland
FP CPT 1750 H Street, LLC	Delaware
FP Cronridge Drive, LLC	Delaware
FP Davis Drive Lot 5, LLC	Maryland
FP Diamond Hill, LLC	Delaware
FP Gallows Road, LLC	Delaware
FP Gateway 270, LLC	New Jersey
FP Gateway Center, LLC	Maryland
FP Gateway West II, LLC	Maryland
FP Girard Business Center, LLC	Maryland
FP Girard Place, LLC	Maryland
FP Goldenrod Lane, LLC	Maryland
FP Greenbrier Circle, LLC	Virginia
FP Greenbrier Circle II, LLC	Virginia
FP Greenbrier Circle III, LLC	Virginia
FP Greenbrier Towers, LLC	Virginia
FP Gude Manager, LLC	Delaware
FP Gude, LLC	Maryland
FP Hanover AB, LLC	Virginia
FP Hanover C, LLC	Virginia
FP Hanover D, LLC	Virginia
FP Indian Creek, LLC	Delaware
FP Metro Place, LLC	Delaware
FP Navistar Investors, LLC	Maryland
FP Navistar Manager, LLC	Delaware
FP Northridge, LLC	Virginia
FP One Fair Oaks, LLC	Delaware

September 30,
NAME	STATE OF ORGANIZATION
FP Park Central I, LLC	Virginia
FP Park Central II, LLC	Virginia
FP Park Central V, LLC	Virginia
FP Patrick Center, LLC	Maryland
FP Patuxent Parkway, LLC	Delaware
FP Pine Glen, LLC	Delaware
FP Properties II, LLC	Virginia
FP Properties, LLC	Maryland
FP Prosperity, LLC	Delaware
FP Realty Investment Manager, LLC	Virginia
FP Redland, LLC	Delaware
FP Redland GP, LLC	Delaware
FP River’s Bend Land, LLC	Delaware
FP Rivers Bend, LLC	Delaware
FP Sterling Park 6, LLC	Virginia
FP Sterling Park 7, LLC	Virginia
FP Sterling Park I, LLC	Virginia
FP Sterling Park Land, LLC	Virginia
FP Triangle, LLC	Virginia
FP Van Buren, LLC	Virginia
FP West Park, LLC	Maryland
FPR General Partner, LLC	Delaware
FPR Holdings Limited Partnership	Maryland
Gateway Hampton Roads, LLC	Delaware
Gateway Manassas I, LLC	Delaware
Gateway Manassas II, LLC	Virginia
Glenn Dale Business Center, LLC	Delaware
Greenbrier Holding Associates, LLC	Delaware
Greenbrier Land, LLC	Maryland
Greenbrier/Norfolk Holding, LLC	Delaware
Greenbrier/Norfolk Investment, LLC	Delaware
GTC I Second LLC	Virginia
GTC II First LLC	Delaware
Herndon Corporate Center, LLC	Delaware
Indian Creek Investors, LLC	Maryland
Interstate Plaza Holding, LLC	Delaware
Interstate Plaza Operating, LLC	Delaware
Kristina Way Investments, LLC	Delaware
Landover Owings Mills, LLC	Delaware
Linden I Manager, LLC	Delaware
Linden I, LLC	Delaware
Linden II, LLC	Delaware
Linden III, LLC	Virginia
Lucas Way Hampton, LLC	Virginia
Newington Terminal Associates, LLC	Delaware
Newington Terminal, LLC	Delaware
Norfolk Commerce Park, LLC	Delaware
Norfolk First LLC	Delaware
Norfolk Land, LLC	Virginia
Plaza 500, LLC	Delaware
Reston Business Campus, LLC	Delaware
Rumsey First LLC	Delaware
Rumsey/Snowden Holding LLC	Delaware

September 30,
NAME	STATE OF ORGANIZATION
Rumsey/Snowden Investment LLC	Delaware
Snowden First, LLC	Delaware
Techcourt, LLC	Virginia
Virginia Center, LLC	Delaware
Windsor at Battlefield, LLC	Virginia
1200 17 Street Investors, LLC	Delaware
FP CPT 1750 Holders, LLC	Delaware
FP-Coakley 2719 Dorr Avenue, LLC	Virginia
FP-Perseus/53-713, LLC	Delaware
FP-VIF II/Rivers Park I, LLC	Maryland
FP-VIF II/Rivers Park II, LLC	Maryland
FP Redland Technology Center LP	Delaware
Prosperity Metro Plaza of Virginia, LLC	Delaware
VIF II/FP Aviation Blvd., Holdings, LLC	Delaware

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